Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

Note 16. Subsequent Events

On October 28, 2020 the Company entered into an underwriting agreement with H.C. Wainwright & Co., LLC (“H.C. Wainwright”), relating to an underwritten public offering of approximately 1.6 million shares of common stock, including approximately 0.2 million shares subject to an option to purchase additional shares, which option was exercised in full on October 30, 2020, at a price to the public of $ 2.20 per share. The Company received gross proceeds from the offering of approximately $ 3.5 million, less underwriting discounts and commissions and estimated offering expenses payable by the Company of approximately $ 534 thousand. In addition, H.C. Wainwright received warrants to purchase approximately 94 thousand shares of common stock at $ 2.42 per share.

Note 21. Subsequent Events

Settlement Agreement with VenturEast

In January 2020, the Company entered into a Settlement Agreement with VenturEast, discussed in Note 17, to satisfy the Company’s outstanding liability, which resulted in the Company issuing 3 thousand restricted shares of common stock, and making two lump sum payments of $50 thousand each for a total cash settlement of $100 thousand.

Dissolution of Joint Venture

The Company dissolved its joint venture with Mayo in February 2020, as discussed in Note 19, and the dissolution terms include an estimated final cash distribution from the JV to the Company of $89 thousand to be paid as soon as practicable. The Company received the first payment of $36 thousand in April 2020, which is consistent with dissolution terms.

Stock Option Grants

On January 2, 2020, the Company issued an aggregate of 20 thousand stock options to two executives, as discussed in Note 20. The options will vest in equal monthly installments over twelve months and have an exercise price of $5.53 per share and a grant date fair value of $4.45 per share.

Coronavirus (COVID-19) Pandemic

On March 11, 2020 the World Health Organization declared the novel strain of coronavirus (“COVID-19”) a global pandemic and recommended containment and mitigation measures worldwide. In addition, as the Company is located in New Jersey, it is currently under a shelter-in-place mandate and many of its customers worldwide are similarly impacted. The global outbreak of the COVID-19 continues to rapidly evolve, and the extent to which the COVID-19 may impact the Company’s business will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions and social distancing in the United States and other countries, business closures or business disruptions, and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. As a healthcare provider, the Company is still providing Discovery Services and has yet to experience a slowdown in its project work, however, the future of many projects may be delayed. The Company continues to vigilantly monitor the situation with its primary focus on the health and safety of its employees and clients.